UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 10, 2008

X-Change Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	002-41703	900156146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

710 Century Parkway, Allen, Texas		75013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-747-0051 x113

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 10, 2008, The X-Change Corporation ("X-Change") with its wholly owned subsidiary, AirGATE Technologies, Inc. ("AirGATE"), closed on the $1.8 million second tranche ("Tranche B Financing") of a two part financing arrangement with Samson Investment Company ("Samson"), Ironman PI Fund (QP), LP ("Ironman"), and John Thomas Bridge & Opportunity Fund, LP ("Opportunity Fund") (Samson, Ironman and Opportunity Fund may be hereafter referred to singularly as "Investor" or collectively as "Investors"). The first tranche of this financing arrangement, also in the amount of $1.8 million (the "Tranche A Financing") closed on December 4, 2007 with the same Investors pursuant to a Securities Purchase Agreement ("SPA"). Between the Tranche A Financing and the Tranche B Financing (collectively the "Total Financing"), X-Change received a total of $3.6 million.

As part of the Tranche B Financing, X-Change and the Investors amended the following three documents, all on July 10, 2008: (1) with AirGate, the SPA pursuant to Amendment No. 1 to the SPA ("SPA Amendment No. 1"), (2) Tranche A Notes pursuant to an Amended and Restated Senior Secured Convertible Term Note—Tranche A ("Amended Tranche A Notes"), and (3) Tranche A Warrants pursuant to an Amended and Restated Tranche A Warrant ("Amended Tranche A Warrants"). Each of the Investors and X-Change also entered a Senior Secured Convertible Term Note—Tranche B ("Tranche B Notes"), and a Tranche B Warrant ("Tranche B Warrants"). As an inducement to the Investors, X-Change delivered to the Investors 16,714,286 shares ("Tranche B Shares") of its common stock (par value $0.001 per share "Common Stock"), split in proportion to their participation in the Tranche B Financing. X-Change, the Investors and Tejas Securities Group, Inc. ("Tejas") also executed on July 10, 2008 an amendment ("RRA Amendment No. 1") to that certain Registration Rights Agreement that was entered into on December 4, 2007 by and among the same parties ("RRA").

The amendments to SPA, the Tranche A Notes and the Tranche A Warrants reflect the latest market value of Common Stock, and also contain anti-dilution protection regarding the ownership position of the Investors, on a fully diluted basis, as of July 10, 2008. SPA Amendment No. 1 provides the framework regarding the terms under which the Investors provided X-Change with a total of $3.6 million in cash in aggregate pursuant to the two parts of the financing arrangement.

The Tranche B Notes obligate X-Change to repay to the Investors the aggregate principal amount of $1.8 million, together with interest at 8% per annum. Principal on these notes is due five years after issuance. Interest on the Tranche B Notes accrues and is payable quarterly, although X-Change has the option to add accrued and unpaid interest to the outstanding principal amount of the Tranche B Notes. The Tranche B Notes are convertible at the option of the Investors at a conversion price of $0.07. An automatic conversion feature also exists at this same conversion price, and is applicable upon X-Change achieving certain commercialization milestones.

As additional consideration for the Tranche B Financing, X-Change issued the Investors Tranche B Warrants that are exercisable for five years into an aggregate of 25,714,286 shares of Common Stock at $0.17 per share. In addition to cash compensation for arranging the transaction, X-Change has also agreed to provide Tejas (and or consultants) with a warrant to purchase shares of Common Stock at $0.07 per share.

All shares of Common Stock issuable upon conversion of the Tranche B Notes, exercise of the Tranche B Warrants, the Tranche B shares as well as shares issuable to Tejas upon exercise of warrant rights are subject to RRA Amendment No. 1. Pursuant to RRA Amendment No. 1, X-Change agreed to register, at X-Change’s expense, all such shares upon request of an Investor, provided that no demand may be made within 180 days of the date of the RRA Amendment No. 1.

The obligations of X-Change and AirGATE under the Total Financing are secured by the Security Agreement dated December 4, 2007, in which AirGATE granted Samson, as Collateral Agent under the Security Agreement and Guaranty Agreement of same date, for the ratable benefit of the Investors, a lien on and security interest in all of AirGATE’s assets. In the Guaranty Agreement, AirGATE guaranteed as primary obligor the payment and performance of all obligations and duties owed by X-Change to the Investors arising out of or in connection with the Total Financing.

In connection with the Total Financing, X-Change, the Investors, and certain of X-Change’s shareholders entered into a Voting Agreement on July 10, 2008 agreeing to vote all shares they beneficially own in favor of an amendment to X-Change’s Articles of Incorporation to increase the authorized capital stock so that X-Change will have an adequate reserve from its duly authorized shares to comply with obligations to issue capital stock upon conversion of the Notes and exercise of the Warrants, as well as any and all other potential issuance obligations.

The descriptions of the SPA Amendment No 1, the Tranche B Notes, the Tranche B Warrants, and the RRA Amendment No. 1 are qualified in their entirety by the full text of such documents attached as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As discussed more fully above in Item 1.01, on July 10, 2008, X-Change sold Tranche B Notes to three Investors in exchange for $1.8 million in cash, with such notes being convertible into shares of Common Stock at the option of the Investors at $0.07 per share, or in aggregate into 25,714,286 shares of Common Stock. An automatic conversion feature also exists at this same conversion price, and is applicable upon X-Change achieving certain sales revenues and other milestones. As a commission on this financing, X-Change is obligated to pay Tejas (and or consultants) 7% on funds of their sourcing and warrants for an equivalent amount of shares exercisable at $0.07. Additionally, X-Change issued the Tranche B Shares at closing of the Tranche B Financing to the Investors, pro rata based on their participation in such financing.

Item 7.01 Regulation FD Disclosure.

(a) X-Change filed a press release on July 15, 2008, which is attached hereto as an exhibit.
(b) The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this report or incorporated herein as indicated:

4.1 Amendment No. 1 to the Securities Purchase Agreement, dated July 10, 2008, by and among X-Change, AirGATE, and the Investors

4.2 Form of Amended and Restated Senior Secured Convertible Term Note—Tranche A, effective December 4, 2007, by and among X-Change and each of the Investors

4.3 Form of Senior Secured Convertible Term Note—Tranche B, dated July 10, 2008, by and among X-Change and each of the Investors

10.1 Form of Amended and Restated Tranche A Warrant effective December 4, 2007, by and among X-Change and each of the Investors

10.2 Form of Tranche B Warrant dated July 10, 2008, by and among X-Change and each of the Investors

10.3 Amendment No. 1 to the Registration Rights Agreement dated July 10, 2008, by and among X-Change, each of the Investors and Tejas

10.4 Voting Agreement entered into on July 10, 2008, by and among X-Change, each of the Investors, and certain of X-Change’s shareholders

99.1 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X-Change Corporation

July 16, 2008	By:	/s/ George DeCourcy

Name: George DeCourcy
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Amendment No. 1 to Securities Purchase Agreement, dated July 10, 2008, by and among X-Change, AirGATE, and the Investors
4.2	Form of Amended and Restated Senior Secured Convertible Term Note—Tranche A, dated effective December 4, 2007, by and among X-Change and each of the Investors
4.3	Form of Senior Secured Convertible Term Note—Tranche B, dated July 10, 2008, by and among X-Change and each of the Investors
10.1	Form of Amended and Restated Tranche A Warrant dated effective December 4, 2007, by and among X-Change and each of the Investors
10.2	Form of Tranche B Warrant dated July 10, 2008, by and among X-Change and each of the Investors
10.3	Amendment No. 1 to the Registration Rights Agreement dated July 10, 2008 by and among X-Change, the Investors and Tejas
10.4	Voting Agreement entered into on July 10, 2008, by and among X-Change, each of the Investors, and certain of X-Change’s shareholders
99.1	Press Release